INDEXIQ ETF TRUST

IQ Hedge Multi-Strategy Tracker ETF	IQ U.S. Real Estate Small Cap ETF
IQ Hedge Macro Tracker ETF	IQ 50 Percent Hedged FTSE Europe ETF
IQ Hedge Long/Short Tracker ETF	IQ 50 Percent Hedged FTSE International ETF
IQ Hedge Event-Driven Tracker ETF	IQ 50 Percent Hedged FTSE Japan ETF
IQ Hedge Market Neutral Tracker ETF	IQ Leaders GTAA Tracker ETF
IQ Real Return ETF	IQ Enhanced Core Bond U.S. ETF
IQ Merger Arbitrage ETF	IQ Enhanced Core Plus Bond U.S. ETF
IQ Global Resources ETF	IQ Chaikin U.S. Large Cap ETF
IQ Global Agribusiness Small Cap ETF	IQ Chaikin U.S. Small Cap ETF

(the “Funds”)

Supplement dated April 19, 2018 (“Supplement”) to the
Summary Prospectuses and Prospectuses dated August 29, 2017, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectuses.

1.	Effective April 30, 2018, James Harrison will join Greg Barrato as a portfolio manager of the Funds. Paul (Teddy) Fusaro will no longer serve as a portfolio manager of the Funds. All references to Mr. Fusaro are deleted in their entirety.

2.	The section of each Summary Prospectus entitled “Portfolio Manager” is deleted in its entirety and replaced with the following:

The professionals who are currently primarily responsible for the day-to-day management of the Fund are Greg Barrato and James Harrison. Mr. Barrato, Senior Vice President of the Advisor, has been a portfolio manager of the Fund since its inception and Mr. Harrison has been a portfolio manager of the Fund since April 2018.

3.	The second and third paragraphs of the section of each Statutory Prospectus entitled “Portfolio Management” are deleted in their entirety and replaced with the following:

The portfolio managers who are currently primarily responsible for the day-to-day management of the Funds’ portfolios are Greg Barrato and James Harrison.

James Harrison has been a member of the portfolio management team of the Advisor since 2015. Prior to joining the Advisor, Mr. Harrison served as trading assistant, operations specialist and sales assistant at Cuttone & Company from 2010 to 2015. Mr. Harrison is a graduate of St. Lawrence University.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

ME16g-04/18